EXHIBIT 10.19

                                    GUARANTY


         For value received, the undersigned Cafe La France, Inc., a Delaware corporation unconditionally guarantees that CLF Franchise Corporation will, following a default under that certain $165,000 Promissory Note of even date herewith, payable to Michael Cardillo, cause CLF Franchise Corporation, a wholly-owned subsidiary of the undersigned, to grant Michael Cardillo a Cafe La France franchise and to execute and deliver a standard form of franchise agreement for the operation of the current Cafe La France store located at 1255 Reservoir Avenue, Cranston, Rhode Island. This franchise will be granted without the requirement of payment of additional franchise fee which fee has been waived.
                                                   CAFE LA FRANCE, INC.


                                                   /s/ Thomas W. DeJordy
                                                   ----------------------------
                                                   Thomas W. DeJordy, President
Dated: March 4,1997